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                                                                     Exhibit 3.4
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[State Seal]                               State of California
                                              Kevin Shelley                  File #_____________________________________
                                           Secretary of State



                         LIMITED LIABILITY COMPANY
                         ARTICLES OF ORGANIZATION


               A $70.00 filing fee must accompany this form.

        IMPORTANT - Read instructions before completing this form.                        This Space For Filing Use Only
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1. NAME OF THE LIMITED LIABILITY COMPANY (END THE NAME WITH THE WORDS "LIMITED LIABILITY COMPANY," "LTD. LIABILITY CO.," OR THE
   ABBREVIATIONS "LLC" OR "L.L.C.")


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2. THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED COMPANY MAY BE
   ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.
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3. CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS.

   [  ]  AN INDIVIDUAL RESIDING IN CALIFORNIA.  PROCEED TO ITEM 4.

   [  ]  A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505.  PROCEED TO ITEM 5.

AGENT'S NAME: __________________________________________________________________________________________________________
              __________________________________________________________________________________________________________

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4. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL:

   ADDRESS
   CITY                                                    STATE  CA                         ZIP CODE
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5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONE)

   [  ] ONE MANAGER

   [  ] MORE THAN ONE MANAGER

        ALL LIMITED LIABILITY COMPANY MEMBER(S)
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6. OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS
   CERTIFICATE.  OTHER MATTERS MAY INCLUDE THE LATEST DATE ON WHICH THE LIMITED LIABILITY COMPANY IS TO DISSOLVE.
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7. NUMBER OF PAGES ATTACHED, IF ANY:
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8. TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. (FOR INFORMATIONAL PURPOSES ONLY)


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9. IT IS HEREBY DECLARED THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED

   _______________________________________________                                   __________________________________________
   SIGNATURE OF ORGANIZER                                                            DATE

   _______________________________________________
   TYPE OR PRINT NAME OF ORGANIZER
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10. RETURN TO:
                  +                                                                                                +
      NAME
      FIRM
      ADDRESS
      CITY/STATE
      ZIP CODE
                  +                                                                                                +
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SEC/STATE FORM LLC-1 (Rev. 04/2003) - FILING FEE $70.00                                             APPROVED BY SECRETARY OF STATE
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